Exhibit 10.22.5.9.2

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

PRIMEENERGY CORPORATION

THE GUARANTORS PARTY HERETO

COMPASS BANK

AS ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER

AND COLLATERAL AGENT

AND

THE LENDERS SIGNATORY HERETO

Effective

June 22, 2011

- i -

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of June 22, 2011 (the “Effective Date”), by and among PRIMEENERGY CORPORATION, a Delaware corporation (the “Borrower”), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, E O W S MIDLAND COMPANY, a Texas corporation, each lender that is a signatory hereto (individually, together with its successors and assigns, a “Lender” and collectively, together with their respective successors and assigns, the “Lenders”) and COMPASS BANK, an Alabama banking association and successor in interest to Guaranty Bank, FSB, a federal savings bank, as agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and any other Lender Hedge Counterparties (in such capacities, together with its successors in such capacity pursuant to the terms of the Second Amended and Restated Credit Agreement referred to hereinafter, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Initial Guarantors (as such term is defined in such Second Amended and Restated Credit Agreement), the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated effective July 30, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated effective September 30, 3010 (as so amended, the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth herein, the Borrower, the Initial Guarantors, the Lenders and the Agent agree as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined Above. As used in this Second Amendment to Second Amended and Restated Credit Agreement, each of the terms “Agent,” “Agreement,” “Amendment,” “Borrower,” “Effective Date,” “Lender” and “Lenders” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.3 References. References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

1.6 Negotiated Transaction. Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II

AMENDMENTS

2.1 Amendment to Section 1.2. The definition of the term “Adjusted LIBO Rate” appearing in Section 1.2 of the Agreement is amended to read as follows in its entirety:

“Adjusted LIBO Rate” shall mean, for any Interest Period for any LIBO Rate Loan, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of (a) the LIBO Rate for such Interest Period for such Loan divided by (b) the remainder of 1.00 minus the Reserve Requirement for such Loan for such Interest Period.”

2.2 Amendment to Section 5.2. Section 5.2 of the Agreement is amended to read as follows in its entirety:

“5.2 Quarterly Financial Statements and Compliance Certificates. Deliver to the Agent and, upon request, any Lender:

(a) on or before the 50th day after the close of each of the first three quarterly periods of each fiscal year of the Borrower, a copy of the unaudited consolidated and consolidating Financial Statements of the Borrower and its consolidated Subsidiaries as at the close of the relevant quarterly period and from the beginning of the relevant fiscal year to the end of the relevant quarterly period, such Financial Statements to be certified by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP consistently applied and as a fair presentation of the financial condition of the Borrower on a consolidated basis with its consolidated Subsidiaries, subject to changes resulting from normal year end audit adjustments;

(b) on or before the 60th day after the close of each of the first three quarterly periods of each fiscal year of the Borrower, a copy of the unaudited consolidated Financial Statements of the Borrower and its consolidated Subsidiaries, but excluding Prime Offshore LLC, as at the close of the relevant quarterly period and from the beginning of the relevant fiscal year to the end of the relevant quarterly period, such Financial Statements to be certified by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP consistently applied and as a fair presentation of the financial condition of the Borrower on a consolidated basis with its consolidated Subsidiaries, but excluding Prime Offshore LLC, subject to changes resulting from normal year end audit adjustments; and

(c) on or before the 60th day after the close of each of the first three quarterly periods of each fiscal year of the Borrower, a Compliance Certificate prepared as of the close of such quarterly period.”

2.3 Amendment to Section 6.1. Clause (iii) of the first proviso in Section 6.1(a) of the Agreement is amended to read as follows in its entirety:

“(iii) Commodity Hedge Agreements, in form and substance and with an Approved Hedge Counterparty, provided that the notional volumes for which (when aggregated with other Commodity Hedge Agreements then in effect, other than basis differential swaps on volumes already hedged pursuant to other Commodity Hedge Agreements) do not exceed, as of the date such Commodity Hedge Agreement is executed, ninety percent (90%) of the reasonably anticipated projected production from proved developed producing reserves for each month during the period during which such Commodity Hedge Agreement is in effect for each of crude oil and natural gas, calculated separately, for each of the next four succeeding calendar years; provided that puts and put options may be purchased on production that is subject of an acquisition, pending the completion of such acquisition, and puts, excluding the effect of the provision for pending acquisitions, may be purchased limited to total notional volumes of all Commodity Hedge Agreements and put options not exceeding 100% of projected production from proved developed producing reserves”.

2.4 Amendment to Section 6.7. Section 6.7 of the Agreement is amended to delete the word “or” immediately preceding clause (f) of the proviso in such Section 6.7, change the reference to “Prime Offshore LLC” at the end of such clause (f) to read “Prime Offshore L.L.C.”, add a comma immediately preceding such clause (f) and add the following immediately preceding the period at the end of such Section 6.7:

“(g) so long as (i) no Default, Event of Default or Deficiency exists or would result therefrom, (ii) after giving effect thereto the Available Commitment equals at least fifteen percent (15%) of the then existing Commitment Amount and (iii) at the time of the making thereof the principal balance of the Artic Loan does not exceed $16,000,000, a one time loan or advance to Prime Offshore L.L.C. in the amount, when taken with any Investment in Prime Offshore L.L.C. for such purpose as permitted by the provisions of Section 6.8, necessary to enable Prime Offshore L.L.C. to pay in full the then outstanding principal balance of the Artic Loan, so long as such loan or advance is made within 30 days after June     , 2011 and the proceeds thereof, together with the proceeds of any Investment in Prime Offshore L.L.C. for such purpose as permitted by the provisions of Section 6.8, are used by Prime Offshore L.L.C., substantially contemporaneously with receipt thereof, to pay in full the then outstanding principal balance of the Artic Loan.”

2.5 Amendment to Section 6.8. Section 6.8 of the Agreement is amended to change the reference to “Prime Offshore LLC” at the end of clause (h) of the proviso in such Section 6.8 to read “Prime Offshore L.L.C.”, add the following immediately preceding the word “or” immediately preceding what is clause (i) of such proviso prior to giving effect to this Amendment:

“, (i) so long as no (i) Default, Event of Default or Deficiency exists or would result therefrom, (ii) after giving effect thereto the Available Commitment equals at least fifteen percent (15%) of the then existing Commitment Amount and (iii) at the time of the making thereof the principal balance of the Artic Loan does not exceed $16,000,000, a one time Investment in Prime Offshore L.L.C. in the amount, when taken with any loan or advance to Prime Offshore L.L.C. for such purpose as permitted by the provisions of Section 6.7, necessary to enable Prime Offshore L.L.C. to pay in full the then outstanding principal balance of the Artic Loan, so long as such Investment is made within 30 days after June     , 2011 and the proceeds thereof, together with the proceeds of any loan or advance to Prime Offshore L.L.C. for such purpose as permitted by the provisions of Section 6.7, are used by Prime Offshore L.L.C., substantially contemporaneously with receipt thereof, to pay in full the then outstanding principal balance of the Artic Loan”

and change clause (i) of such proviso prior to giving effect to this Amendment to be clause (j) of such proviso.

2.6 Amendment to Section 6.9. The reference to “$1,000,000” appearing in clause (c) of the proviso in Section 6.9 of the Agreement is amended to read “$2,500,000”.

ARTICLE III

CONDITION TO EFFECTIVENESS

The effectiveness of this Amendment is expressly subject to receipt by the Agent from the Borrower of payment, in immediately available funds, of (a) a fee in the amount of $187,500, for the account of the Lenders in accordance with their respective Percentage Shares, in connection with the establishment of the Borrowing Base set forth in Article IV and (b) the additional fee to be paid pursuant to the fee letter between Compass Bank and the Borrower dated June 9, 2011 (which also addresses the fee which is the subject of the preceding clause (a) of this sentence). Upon receipt by the Agent of the payment of such fee, this Amendment shall be effective as of the Effective Date.

ARTICLE IV

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Initial Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Agreement, as amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect. Furthermore, each of the Borrower, the Agent and the Lenders hereby acknowledges and agrees that, pursuant to Section 2.10 of the Agreement, as of the Effective Date, the Borrowing Base in effect under the Agreement is $125,000,000 and the Monthly Reduction Amount in effect under the Agreement remains $2,000,000, with the next reduction of the Borrowing Base by operation of the Monthly Reduction Amount occurring on December 15, 2011. By execution hereof, the Agent and the Lenders confirm their waiver of the reduction of the then effective Borrowing Base which was to have occurred on June 15, 2011.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Initial Guarantors does hereby re-make in favor of the Lenders and the Agent each of the representations and warranties made by it in the Loan Documents to which it is a party and further represents and warrants that each of such representations and warranties made by it remains true and correct as of the date of execution of this Amendment. Further to the foregoing, the Borrower and each of the Initial Guarantors specifically represents and warrants to the Lenders and the Agent that no Default or Event of Default exists as of the date of execution of this Amendment and giving effect to this Amendment.

ARTICLE VI

MISCELLANEOUS

6.1 Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

6.2 Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

6.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

6.5 Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AMENDMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AMENDMENT.

6.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

6.7 Scope of Amendment. This Amendment shall constitute a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

(Signatures appear on following pages)

IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Credit Agreement is executed effective as of the Effective Date.

BORROWER:

PRIMEENERGY CORPORATION

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President, Treasurer
and Chief Financial Officer

GUARANTORS:

PRIMEENERGY MANAGEMENT CORPORATION

By:	/s Beverly A. Cummings
Beverly A. Cummings
Executive Vice President and Treasurer

PRIME OPERATING COMPANY

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President and Treasurer

EASTERN OIL WELL SERVICE COMPANY

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President and Treasurer

(Signatures continue on following pages)

(Signature page to Second Amendment to Second

Amended and Restated Credit Agreement)

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President and Treasurer

E O W S MIDLAND COMPANY

By:	/s/Beverly A. Cummings
Beverly A. Cummings
Executive Vice President and Treasurer

(Signatures continue on following pages)

(Signature page to Second Amendment to Second

Amended and Restated Credit Agreement)

AGENT:

COMPASS BANK
(successor in interest to Guaranty Bank, FSB), as Agent

By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

LENDER:

COMPASS BANK
(for itself and as successor in interest to Guaranty Bank, FSB)

By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

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(Signature page to Second Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

BNP PARIBAS

By:	/s/ John A. Clark
Name:	John A. Clark
Title:	Managing Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

(Signatures continue on following pages)

(Signature page to Second Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jo Linda Papadakis
Jo Linda Papadakis
Authorized Officer

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(Signature page to Second Amendment to Second

Amended and Restated Credit Agreement)

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Mark A. Serice
Senior Vice President

(Signature page to Second Amendment to Second

Amended and Restated Credit Agreement)